Virtus Institutional Bond Fund,

a series of Virtus Institutional Trust

Supplement dated September 27, 2011, to the Virtus Institutional Bond Fund Summary

Prospectus, the Virtus Institutional Bond Statutory Prospectus

and the Statement of Additional Information, each dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

On August 25, 2011, the Board of Trustees of the Virtus Institutional Trust voted to liquidate the Virtus Institutional Bond Fund. Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective October 7, 2011, the Virtus Institutional Bond Fund will be closed to new investors and additional investor deposits.

On or about October 28, 2011, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Virtus Institutional Bond Fund for Class I Shares of those Virtus Mutual Funds offering them. Virtus Mutual Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Virtus Mutual Funds. Shareholders may also redeem their shares prior to the Fund’s liquidation on October 28, 2011. There will be no fee associated with exchange requests.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VInsT 8002/ClosingInstitutionalBond (9/2011)